Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

First Quarter 2009

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                      OUR ABIILITY TO PURCHASE OR SELL PROPERTIES;

•                      OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                      OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•                      OUR ABILITY TO RETAIN OUR EXISITING TENANTS AND MAINTAIN CURRENT RENTAL RATES; AND

•                      OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                      THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS, ON US AND OUR TENANTS;

•                      ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, REIT MANAGEMENT & RESEARCH LLC, FIVE STAR QUALITY CARE, INC. AND THEIR AFFILIATES;

•                      CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS; AND

•                      COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE.

FOR EXAMPLE:

•                      IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                      OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                      OUR ABILITY TO GROW OUR BUSINESS AND PAY OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES;

•                      SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES;

•                      RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; AND

•                      OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

COMPANY PROFILE

The Company:	Strategy:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers and medical office, clinic and biotech laboratory buildings located throughout the United States.  We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of March 31, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including approximately 1,300 properties located in 45 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has approximately 580 employees in its headquarters and regional offices located throughout the United States.  In addition to managing SNH, RMR manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties. RMR also provides management services to TravelCenters of America LLC, a tenant of HPT, and to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16 billion as of March 31, 2009.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to us at costs that are lower than we would have to pay for similar quality services.

Our present business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes and medical office, clinic and biotech laboratory buildings and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is primarily focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs.  We also invest invest in medical office, clinic and biotech laboratories buildings and we sometimes invest in properties other than senior living properties, such as the wellness centers. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

	Stock Exchange Listing:	Corporate Headquarters:

	New York Stock Exchange	400 Centre Street
Newton, MA 02458
	Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares – SNH

Senior Unsecured Debt Ratings:

Moody’s – Ba1
Standard & Poor’s – BBB-

Portfolio Concentration by Facility Type (as of 3/31/09):

	Number of Properties	Number of Units/Beds	Carrying Value of Investment (1)	Percent	Annualized Current Rent	Percent
Independent living (2)	42	11,465	$1,101,141	38.8%	$108,029	38.0%
Assisted living	121	8,531	908,621	32.0%	85,162	30.0%
Nursing homes	58	5,844	229,798	8.1%	19,954	7.1%
Rehabilitation hospitals	2	364	57,279	2.0%	11,348	4.0%
Wellness centers	10	(3)	180,017	6.3%	17,069	6.0%
Medical office buildings (MOBs)	39	(4)	361,895	12.8%	42,355	14.9%
Total	272	26,204	$2,838,751	100.0%	$283,917	100.0%

Operating Statistics by Tenant:

				Q4 2008
Tenant	Number of Properties	Number of Units/Beds	Annualized Current Rent	Rent Coverage (5)	Occupancy (5)	Percent Private Pay (5) (6)
Five Star (Lease No. 1)	100	8,600	$63,764	1.22x	89%	65%
Five Star (Lease No. 2)	32	7,639	81,942	1.40x	87%	68%
Five Star (Lease No. 3)	44	3,251	23,746	1.19x	85%	55%
Five Star (Lease No. 4)	7	614	7,596	0.83x	83%	98%
Sunrise / Marriott (7)	14	4,091	32,547	1.31x	91%	77%
Brookdale Senior Living, Inc.	18	894	8,000	2.01x	95%	99%
6 private companies (combined)	8	1,115	6,898	1.97x	83%	23%
Starmark Holdings, LLC	6	(3)	6,519	1.91x	100%	NA
Life Time Fitness, Inc.	4	(3)	10,550	2.59x	100%	NA
Multi-tenant MOBs	39	(4)	42,355	NA	99%	NA
Total	272	26,204	$283,917

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)	The Starmark Holdings, LLC, or Starmark, and Life Time Fitness, Inc., or Life Time Fitness, wellness centers have an aggregate of 812,000 square feet of total floor space.
(4)	Since June 2008, we have acquried a total of 39 medical office, clinic and biotech laboratory buildings, or MOBs. These MOBs have a total of approximately 1.7 million square feet.
(5)

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by the minimum rent payable to us. We have not independently verified our tenants’ operating data.

(6)	Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.
(7)	Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Director of Investor Relations, or
(website) www.snhreit.com	Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8234, tbonang@snhreit.com or kjohnston@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	R.W. Baird
Steve Swett	David AuBuchon
(212) 887-3680	(314) 863-4235

Oppenheimer	Stifel, Nicolaus
Mark Biffert	Jerry Doctrow
(212) 667-7062	(443) 224-1309

Raymond James	UBS
Paul Puryear	Omotayo Okusanya
(727) 567-2253	(212) 713-1864

RBC	Wachovia
Kevin Ellich	Brendan Maiorana
(612) 313-1247	(443) 263-6516

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Shares Outstanding:
Common shares outstanding (at end of period)	120,398	114,543	114,531	114,489	94,901
Weighted average common shares outstanding - basic and diluted (1)	117,853	114,533	114,493	100,302	91,080

Common Share Data:
Price at end of period	$14.02	$17.92	$23.83	$19.53	$23.70
High during period	$18.45	$23.66	$24.98	$25.08	$25.21
Low during period	$10.68	$9.82	$18.82	$19.21	$18.01
Annualized dividends paid per share	$1.40	$1.40	$1.40	$1.40	$1.40
Annualized dividend yield (at end of period)	10.0%	7.8%	5.9%	7.2%	5.9%

Market Capitalization:
Total debt (book value)	$653,718	$730,433	$567,093	$413,460	$541,374
Plus: market value of common shares (at end of period)	1,687,980	2,052,611	2,729,226	2,235,970	2,249,154
Total market capitalization	$2,341,698	2,783,044	$3,296,319	$2,649,430	$2,790,528
Total debt / total market capitalization	27.9%	26.2%	17.2%	15.6%	19.4%

Book Capitalization:
Total debt	$653,718	$730,433	$567,093	$413,460	$541,374
Plus: total shareholders’ equity	1,819,399	1,731,358	1,742,620	1,753,176	1,370,034
Total book capitalization	$2,473,117	2,461,791	$2,309,713	$2,166,636	$1,911,408
Total debt / total book capitalization	26.4%	29.7%	24.6%	19.1%	28.3%

Selected Balance Sheet Data:
Total assets	$2,508,542	$2,496,874	$2,349,042	$2,199,065	$1,936,972
Total liabilities	$689,143	$765,516	$606,422	$445,889	$566,938
Gross book value of real estate assets (2)	$2,838,751	$2,807,256	$2,645,268	$2,313,697	$2,229,291
Total debt / gross book value of real estate assets (2)	23.0%	26.0%	21.4%	17.9%	24.3%

Selected Income Statement Data:
Total revenues (3)	$68,585	$72,921	$59,673	$53,390	$49,553
EBITDA (4)	$62,798	$60,072	$56,646	$51,005	$47,807
Income before gain on sale of properties	$31,533	$32,368	$28,881	$21,680	$23,316
Net income	$31,533	$32,368	$29,147	$21,680	$23,316
Funds from operations (FFO) (5)	$52,134	$48,853	$47,040	$41,195	$38,289
Common distributions paid	$42,139	$40,090	$40,085	$40,071	$33,215

Per Share Data:
Income before gain on sale of properties	$0.27	$0.28	$0.25	$0.22	$0.26
Net income	$0.27	$0.28	$0.25	$0.22	$0.26
FFO (5)	$0.44	$0.43	$0.41	$0.41	$0.42
Common distributions paid	$0.35	$0.35	$0.35	$0.35	$0.35
FFO payout ratio (5)	79.5%	81.4%	85.4%	85.4%	83.3%

Coverage Ratios:
EBITDA (3) / interest expense	5.8x	5.4x	5.9x	5.2x	5.0x

(1)   SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)   Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)   During the fourth quarter of 2008, we recognized $8.4 million of percentage rent for the year ended December 31, 2008.

(4)   See page 13 for calculation of EBITDA.

(5)   See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of March 31, 2009	As of December 31, 2008
		(audited)
ASSETS
Real estate properties, at cost:
Land	$324,491	$319,591
Buildings and improvements	2,514,260	2,487,665
	2,838,751	2,807,256
Less accumulated depreciation	398,946	381,339
	2,439,805	2,425,917

Cash and cash equivalents	5,566	5,990
Restricted cash	4,777	4,344
Deferred financing fees, net	5,303	5,068
Acquired real estate leases, net	30,636	30,546
Other assets	22,455	25,009
Total assets	$2,508,542	$2,496,874

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$181,000	$257,000
Senior unsecured notes due 2012 and 2015, net of discount	322,053	322,017
Secured debt and capital leases	150,665	151,416
Accrued interest	8,180	11,121
Acquired real estate lease obligations, net	8,166	7,974
Other liabilities	19,079	15,988
Total liabilities	689,143	765,516

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
149,700,000 shares authorized; 120,398,384 and 114,542,584 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively	1,204	1,145
Additional paid-in capital	2,097,601	2,000,865
Cumulative net income	561,851	530,318
Cumulative distributions	(837,729)	(797,639)
Unrealized gain on investments	(3,528)	(3,331)
Total shareholders’ equity	1,819,399	1,731,358
Total liabilities and shareholders’ equity	$2,508,542	$2,496,874

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2009	3/31/2008
Revenues:
Rental income (1)	$68,377	$49,039
Interest and other income	208	514
Total revenues	68,585	49,553

Expenses:
Property operating expenses	2,955	—
Interest	10,776	9,518
Depreciation	18,389	13,023
Acquisition costs (2)	112	—
General and administrative	4,820	3,696
Total expenses	37,052	26,237

Net income	$31,533	$23,316

Weighted average common shares outstanding	117,853	91,080

Basic and diluted earnings per share:
Net income	$0.27	$0.26

Additional Data:
Straight-line rent included in rental income (1)	$999	$23
Lease Value Amortization (1)	$(159)	$55
Deferred percentage rent (3)	$2,100	$1,950
Non-cash stock based compensation	$222	$179

(1)

We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)	Acquisition costs are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”, commencing January 1, 2009.

(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2009	3/31/2008
Cash flows from operating activities:
Net income	$31,533	$23,316
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	18,389	13,023
Amortization of deferred financing fees and debt discounts	540	524
Amortization of acquired real estate leases	160	(29)
Change in assets and liabilities:
Restricted cash	(433)	(315)
Other assets	2,274	1,193
Accrued interest	(2,941)	(2,720)
Other liabilities	3,119	2,761
Cash provided by operating activities	52,641	37,753

Cash flows used for investing activities:
Acquisitions	(32,252)	(288,944)
Cash used for investing activities	(32,252)	(288,944)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	96,767	129,418
Proceeds from borrowings on revolving credit facility	32,000	176,000
Repayments of borrowings on revolving credit facility	(108,000)	(61,000)
Repayment of other debt	(751)	(514)
Deferred financing fees	(739)	—
Distributions to shareholders	(40,090)	(31,042)
Cash (used for) provided by financing activities	(20,813)	212,862

Decrease in cash and cash equivalents	(424)	(38,329)
Cash and cash equivalents at beginning of period	5,990	43,521
Cash and cash equivalents at end of period	$5,566	$5,192

Supplemental cash flow information:
Interest paid	$13,717	$11,714

Non-cash financing activities:
Issuance of common shares pursuant to our incentive share award plan	28	—

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended
		3/31/2009	3/31/2008

Net income		$31,533	$23,316
Plus:	interest expense	10,776	9,518
	depreciation expense	18,389	13,023
	deferred percentage rent adjustment (1)	2,100	1,950
EBITDA		$62,798	$47,807

(1)                                  Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  For purposes of this calculation, the recognition is deferred until the fourth quarter; total revenues for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation excludes the amounts recognized during the first three quarters.

We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP,and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain or preserve our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. We define EBITDA as net income plus interest expense, taxes, depreciation and amortization. Other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended
		3/31/2009	3/31/2008

	Net income	$31,533	$23,316
Plus:	depreciation expense	18,389	13,023
	acquisition costs (1)	112	—
	deferred percentage rent adjustment (2)	2,100	1,950
	FFO	$52,134	$38,289

	Weighted average shares outstanding	117,853	91,080

	Net income per share	$0.27	$0.26
	FFO per share	$0.44	$0.42

	Supplemental data:
	Straight-line rent included in rental income (3)	$999	$23
	Amortization of deferred financing fees and debt discounts	$540	$524
	Non-cash stock based compensation	$222	$179
	Lease value amortization (3)	$(159)	$55

(1)	Acquisition costs are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”, commencing January 1, 2009.

(2)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is defined until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(3)

We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

We consider FFO to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition costs and gain on sale of properties, FFO can facilitate a comparison of performance during different periods and of operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, represents net income (computed in accordance with GAAP), plus real estate depreciation and amortization (excluding amortization of deferred financing fees). Our calculation of FFO differs from NAREIT’s definition of FFO because we include deferred percentage rent in FFO as discussed in Note 2 above and we exclude acquisition costs as discussed in Note 1 above. Other companies may calculate FFO differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	18.7
Mortgage - secured by 16 properties (1)	6.330%	6.970%	33,682	6/2/2012	30,069	3.2
Mortgage - secured by 4 properties (1)	6.420%	6.110%	11,659	11/30/2013	10,218	4.7
Mortgage - secured by 2 properties (1)	6.310%	6.910%	14,962	12/1/2013	13,404	4.7
Mortgage - secured by 1 property (2)	6.500%	6.500%	4,436	1/11/2013	4,137	3.8
Mortgage - secured by 8 properties (3)	6.540%	6.540%	49,968	4/30/2017	43,787	8.1
Mortgage - secured by 1 property (2)	7.310%	7.310%	4,103	1/1/2022	41	12.8
Mortgage - secured by 1 property (2)	7.850%	7.850%	2,002	1/1/2022	21	12.8
Capital leases - 2 properties	7.700%	7.700%	15,153	4/30/2026	—	17.1
Weighted average rate / total secured fixed rate debt	6.550%	6.729%	$150,665		$116,377	8.4

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (4)	1.310%	1.310%	$181,000	12/31/2010	$181,000	1.8

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	2.8
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	6.0
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	3.8

Weighted average rate / total unsecured debt	5.850%	5.850	$503,500		$503,500	3.0

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.550%	6.729%	$150,665		$116,377	8.4
Weighted average rate / total unsecured floating rate debt	1.310%	1.310%	181,000		181,000	1.8
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	3.8
Weighted average rate / total debt	6.011%	6.052%	$654,165		$619,877	4.3

(1)	Includes the effect of mark to market accounting for certain assumed mortgages.
(2)	These three mortgages are secured by two properties that were acquired in 2008.
(3)	Includes eight first mortgages at an interest rate of 6.555% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)

Represents amounts outstanding on SNH’s $550,000 revolving credit facility at March 31, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured		Unsecured
	Debt and	Floating		Fixed
Year	Capital Leases	Rate Debt		Rate Debt	Total
2009	$2,099	$—		$—	$2,099
2010	3,044	181,000	(1)	—	184,044
2011	3,252	—		—	3,252
2012	32,930	—		225,000	257,930
2013	30,090	—		—	30,090
2014	1,789	—		—	1,789
2015	1,948	—		97,500	99,448
2016	2,118	—		—	2,118
2017 and thereafter	73,395	—		—	73,395
	$150,665	$181,000		$322,500	$654,165

(1)          Represents amounts outstanding on SNH’s $550,000 revolving credit facility at March 31, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Leverage Ratios:

Total debt / total assets	26.1%	29.3%	24.1%	18.8%	27.9%
Total debt / gross book value of real estate assets (1)	23.0%	26.0%	21.4%	17.9%	24.3%
Total debt / total market capitalization	27.9%	25.3%	17.2%	15.6%	19.4%
Total debt / total book capitalization	26.4%	29.7%	24.6%	19.1%	28.3%
Secured debt / total assets	6.0%	6.1%	6.5%	4.2%	5.4%
Variable rate debt / total debt	27.7%	35.2%	16.4%	0.0%	21.2%

Coverage Ratios:

EBITDA (2) / interest expense	5.8x	5.4x	5.9x	5.2x	5.0x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	22.4%	25.2%	20.8%	16.1%	23.7%
Secured debt / adjusted total assets - allowable maximum 40.0%	5.2%	5.2%	5.6%	3.6%	4.6%
Consolidated income available for debt service / debt service - required minimum 2.00x	6.14x	5.63x	6.20x	5.49x	5.31x
Total unencumbered assets to unsecured debt - required minimum 1.50x	5.27x	4.52x	5.91x	7.38x	4.76x

(1)          Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)          See page 13 for the calculation of EBITDA.

(3)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

2009 INVESTMENTS/DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

There were no senior living acquisitions during the three months ended March 31, 2009.

MOB and Other Acquisitions:

								Weighted
		Type	Number			Purchase		Average
Date		of	of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)	Lease Term (4)	Leased (5)	Major Tenant

1/26/2009	White Plains, NY	Clinic	1	50	$19,250	385	7.7%	3.7	100.0%	Health Insurance Plan of New York

	Total for Q1 2008		1	50	$19,250	$385	7.7%	3.7	100.0%

Dispositions:

Date			Number of			Book Gain
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale

There were no dispositions during the three months ended March 31, 2009.

(1)

During the three months ended March 31, 2009, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $12.7 million of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $1.0 million.

(2)	Purchase price excludes closing costs and intangible assets and liabilities.
(3)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the Purchase Price on the date of acquisition.
(4)	Weighted average remaining lease term based on rental income.
(5)	Percent leased as of acquisition date.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

2009 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

For the Three Months Ended
3/31/2009

Debt Transactions (1):
New debt raised	$—
New debt assumed as part of acquisitions	—
Total new debt	—

Debt retired	—
Net debt	$—

Equity Transactions:
New common shares issued	5,854
New common equity raised, net	$96,806

(1) Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands)

	Number of	Number of	Carrying Value of		Investment	Annualized
	Properties	Units/Beds	Investment (1)	Percent	per unit	Current Rent	Percent
Property Type:
Independent living (2)	42	11,465	$1,101,141	38.8%	$96.0	$108,029	38.0%
Assisted living	121	8,531	908,621	32.0%	106.5	85,162	30.0%
Nursing homes	58	5,844	229,798	8.1%	39.3	19,954	7.1%
Rehabilitation hospitals	2	364	57,279	2.0%	157.4	11,348	4.0%
Wellness centers	10	(3)	180,017	6.3%	NA	17,069	6.0%
Medical office buildings (MOBs)	39	(4)	361,895	12.8%	NA	42,355	14.9%
Total	272	26,204	$2,838,751	100.0%	$87.7	$283,917	100.0%

Tenant:
Five Star (Lease No. 1)	100	8,600	$718,621	25.3%	$83.6	$63,764	22.4%
Five Star (Lease No. 2)	32	7,639	765,062	27.0%	100.2	81,942	28.9%
Five Star (Lease No. 3)	44	3,251	311,167	11.0%	95.7	23,746	8.4%
Five Star (Lease No. 4)	7	614	66,608	2.3%	108.5	7,596	2.7%
Sunrise / Marriott (5)	14	4,091	325,165	11.5%	79.5	32,547	11.5%
Brookdale Senior Living, Inc.	18	894	61,122	2.2%	68.4	8,000	2.8%
6 private companies (combined)	8	1,115	49,094	1.6%	44.0	6,898	2.4%
Starmark	6	(3)	80,008	2.8%	NA	6,519	2.3%
Life Time Fitness	4	(3)	100,009	3.5%	NA	10,550	3.7%
Multi-tenant MOBs	39	(4)	361,895	12.8%	NA	42,355	14.9%
Total	272	26,204	$2,838,751	100.0%	$87.7	$283,917	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)	The Starmark and Life Time Fitness wellness centers have an aggregate of 812,000 square feet of total floor space and an aggregate investment value of $222 per square foot.
(4)	Since June 2008, we have acquired a total of 39 MOBs. These MOBs have a total of approximately 1.7 million square feet and an aggregate investment value of $213 per square foot.
(5)	Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

OCCUPANCY BY PROPERTY TYPE AND TENANT

	For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Property Type:
Independent living	89%	90%	89%	91%	91%
Assisted living	89%	90%	90%	87%	90%
Nursing homes	85%	86%	85%	87%	89%
Rehabilitation hospitals	62%	66%	61%	66%	62%
Wellness centers	100%	100%	100%	100%	100%
MOBs (1)	99%	99%	99%	NA	NA

Tenant:
Five Star (Lease No. 1) (2)	89%	91%	89%	87%	90%
Five Star (Lease No. 2)	87%	88%	88%	89%	90%
Five Star (Lease No. 3) (2)	85%	84%	86%	84%	85%
Five Star (Lease No. 4)	83%	86%	81%	82%	81%
Sunrise / Marriott	91%	91%	90%	91%	90%
Brookdale Senior Living, Inc.	95%	93%	91%	91%	91%
6 private senior living companies (combined)	83%	82%	83%	87%	88%
Starmark	100%	100%	100%	100%	100%
Life Time Fitness (3)	100%	100%	NA	NA	NA
Multi-tenant MOBs (1)	99%	99%	99%	NA	NA

(1)               Since June 2008, we have acquired a total of 39 MOBs.  Excludes historical data for periods prior to our ownership of these MOBs.

(2)               Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(3)               In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness.  Excludes historical data for periods prior to our ownership of these wellness centers.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT

	For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Property Type:
Independent living	81%	82%	83%	82%	81%
Assisted living	93%	94%	95%	93%	96%
Nursing homes	27%	28%	28%	28%	28%
Rehabilitation hospitals	34%	36%	34%	30%	33%

Tenant:
Five Star (Lease No. 1) (1)	65%	65%	65%	64%	63%
Five Star (Lease No. 2)	68%	70%	70%	68%	69%
Five Star (Lease No. 3) (1)	55%	49%	46%	25%	23%
Five Star (Lease No. 4)	98%	98%	100%	100%	100%
Sunrise / Marriott	77%	80%	81%	79%	79%
Brookdale Senior Living, Inc.	99%	99%	99%	99%	98%
6 private senior living companies (combined)	23%	25%	26%	27%	24%

(1)               Excludes historical data for periods prior to our ownership of certain properties included in this lease.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

RENT COVERAGE BY TENANT (EXCLUDING MOBs)

For the Three Months Ended
Tenant	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Five Star (Lease No. 1) (1)	1.22x	1.30x	1.31x	1.27x	1.37x
Five Star (Lease No. 2)	1.40x	1.40x	1.47x	1.59x	1.56x
Five Star (Lease No. 3) (1)	1.19x	1.37x	1.53x	2.67x	2.07x
Five Star (Lease No. 4)	0.83x	1.04x	1.08x	1.28x	1.36x
Sunrise / Marriott	1.31x	1.52x	1.43x	1.61x	1.90x
Brookdale Senior Living, Inc.	2.01x	2.01x	2.19x	2.23x	1.85x
6 private senior living companies (combined)	1.97x	1.69x	1.92x	2.25x	2.09x
Starmark	1.91x	2.12x	2.07x	1.91x	1.93x
Life Time Fitness (2)	2.59x	2.75x	NA	NA	NA

(1)               Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(2)               In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness. Excludes historical data for periods prior to our ownership of these wellness centers.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2009	$1,589	0.6%	0.6%
2010	3,952	1.4%	2.0%
2011	1,717	0.6%	2.6%
2012	4,917	1.7%	4.3%
2013	35,232	12.4%	16.7%
2014	3,920	1.4%	18.1%
2015	7,167	2.5%	20.6%
2016	6,175	2.2%	22.8%
2017 and thereafter	219,248	77.2%	100.0%
Total	$283,917	100.0%

Weighted average remaining lease term (in years)	12.8